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                                                                   EXHIBIT 10.30

                                            [SILGAN CONTAINERS CORPORATION LOGO]


                                                       21800 Oxnard Street
JAMES D. BEAM                                          Suite 600
President                                              Woodland Hills, CA 91367

                                                       Telephone: (818) 348-3700
                                                       Fax: (818) 593-2255

November 5,1998

Del Monte Corporation
One Market Street
P.O. Box 193575
San Francisco, CA 94119-3575

Attention: Wes Smith

Re: Fourth Amendment to Supply Agreement dated as of September 3,1993, as amended

Dear Wes:

      This letter shall serve to amend the Supply Agreement dated as of September 3, 1993, as amended through the date hereof (the "Supply Agreement"), by and between Del Monte Corporation ("DM") and Silgan Containers Corporation ("Seller"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Supply Agreement.

      Seller and DM hereby agree that the Supply Agreement shall be amended as follows:

      1. Effective January 1, 1999, Schedule 2.1(e) to the Supply Agreement is hereby amended and replaced in its entirety by Schedule 2.1(e) hereto. Based upon the estimated volumes of Containers that DM will require for 1998 as set forth in Schedule 2.1(e) hereto, the selling prices reflected in Schedule 2.1(e) hereto would result in an aggregate decrease of approximately [XXX] from the selling prices reflected in the Schedule 2.1(e) dated as of July 1, 1998.

      2. Subject to Article XI of the Supply Agreement and the providing of adequate notice to DM for labeling and packaging adjustments, with respect to any and all Containers to be filled with tomato and tomato based Products, DM and Seller hereby agree that, notwithstanding a specification requirements set forth in any applicable Schedule 2.1 for such Containers or any warranty of Seller regarding conformity with such specification.


[XXX] OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT. FULL TEXT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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                                                                 November 5,1998
                                                                     Page 2 of 2

      If you are agreement with the foregoing, please execute a copy of this letter in the space provided below.

                                       Very truly yours,

                                       SILGAN CONTAINERS CORPORATION

                                       By: /s/ JAMES D. BEAM
                                          --------------------------------------
                                           James D. Beam
                                           President

Agreed to as of the date above:

DEL MONTE CORPORATION

By: /s/ WESLEY J. SMITH
   ------------------------------------
   Name: W J Smith
   Title: Chief Operating Officer